UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

      Date of Report (Date of earliest event reported):
           February 25, 2004 (February 20, 2004)
                     ___________________

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                          000-32855
                  (Commission File Number)
          Delaware                          74-2982117
(State or Other Jurisdiction of           (IRS Employer
 Incorporation or Organization)         Identification No.)

      401 Whitney Avenue, Suite 400
            Gretna, Louisiana               70056-2596
(Address of Principal Executive Offices)    (Zip Code)

  Registrant's Telephone Number, Including Area Code:
                      (504) 367-7030


ITEM 5.   OTHER EVENTS.

          On February 20, 2004, Torch Offshore, Inc. (the "Company") issued a press release announcing that the Company has entered into a time charter for the Midnight Hunter and intends to utilize the vessel in a diving support capacity. A copy of this press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

          The following exhibits are filed herewith:

Exhibit No.                   Description
-----------                   -----------

  99.1      Torch Offshore, Inc. Press Release, dated
            February 20, 2004.


                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.


                              By: /s/ ROBERT E. FULTON
Date: February 25, 2004       ------------------------
                              Robert E. Fulton
                              Chief Financial Officer


                      INDEX TO EXHIBITS

Exhibit No.                   Description
-----------                   -----------
  99.1      Torch Offshore, Inc. Press Release, dated
            February 20, 2004.


                                                EXHIBIT 99.1
NEWS RELEASE
For immediate release    Contact: Bob Fulton (1)504-367-7030
to: Analysts, Financial                b.fulton@torchinc.com
Community, Media                Bradley Lowe (1)504-367-7030
                                         b.lowe@torchinc.com

  Torch Offshore Announces Time Charter of Midnight Hunter

New Orleans, Louisiana USA, February 20, 2004

Torch Offshore, Inc. (NASDAQ: TORC) (the "Company") announced that it has entered into a time charter for the Midnight Hunter, a 340-foot DP-2 deepwater capable vessel, and intends to utilize the vessel in a diving support capacity.

The time charter for the Midnight Hunter is at a set day rate and extends through September 2, 2005, with provisions for extension or outright purchase. The vessel was previously under charter by the Company, but the Company cancelled the charter in January 2003 because the vessel did not meet certain specifications as outlined in the charter agreement which prevented the Company from performing some types of work, particularly deepwater pipelay. However, the Company has re-chartered the vessel at a lesser day rate and has altered its intentions for use of the vessel. The Company intends to utilize the DP-2 vessel in a diving support capacity, which will allow it to perform deepwater tie-ins with the Company's 1,000-foot saturation system that has been installed on the vessel.

Lyle G. Stockstill, Torch Offshore, Inc. Chairman and Chief Executive Officer, commented, "We welcome the Midnight Hunter back into our fleet. The vessel is very capable for the role of a diving support vessel in our fleet. With our saturation system onboard the vessel, we feel there is quite a bit of work it is capable of performing in various water depths ranging from the shallow water of the Continental Shelf to the deepwater regions of the world."

Established in 1978, Torch Offshore, Inc. is involved in offshore pipeline installation and subsea construction for the oil and natural gas industry. Torch Offshore, Inc. is expanding beyond its established shallow water niche market in order to serve the industry's worldwide growing needs in the deep waters.

Any statements made in this news release, other than those of historical fact, about an action, event or development, which the Company hopes, expects, believes or anticipates may or will occur in the future, are forward-looking statements under the Private Securities Litigation Act of
1995. The forward-looking statements in this news release include statements about the capabilities of the Midnight Hunter as well as upcoming work to be performed by the vessel. Such statements are subject to various assumptions, risks and uncertainties, which are specifically described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission, as well as other factors that may not be within the Company's control, including, specifically, oil and natural gas commodity prices, weather conditions and offshore construction activity levels. Although the Company believes its expectations are based on reasonable assumptions, it gives no assurance that the Company's assumptions and projections will prove to be correct. Actual results may differ materially from those projected.